Exhibit 99.1

Ener1 Inc. Presentation at the RedChip Small-Cap Investor Conference Hollywood Florida

SLIDE — Ener1 Inc Energy For The Future

Developer of technologies, products and services for the emerging high-growth alternative energy market

ENEI.OB

April 2006

SLIDE — Principal Business Segments

-EnerDel – Advanced Battery Technology for such applications as

-U.S.-based Li-ion battery solutions for emerging HEV market

-Military, asset tracking, other niche markets that complement HEV work

-Key advantages in materials, design and manufacturing process

-EnerFuel – Advanced Fuel Cell Technology

-Developing high temperature fuel cells that will dominate the market

- Unique modular fuel cell approach – simpler, smaller, less expensive

-Only company working in both fuel cell stacks and membranes

SLIDE — Market Opportunity & Drivers
-Cost/availability of oil and political instability drive need for HEVs

-HEV will increasingly replace oil/gasoline vehicles

-Lithium-ion will be the key to widespread HEV acceptance

-Li-on size/weight/power advantages over current NiMH

-EnerDel’s Li-on has material/construction advantages

-Li-on will replace NiMH – following precedent set in consumer electronics

-Presidential mandate to reduce dependence on foreign oil

-Emerging economies competing for world’s oil supply

-Rapidly increasing oil prices

-Environmental concerns

-Call for alternative energy technologies

SLIDE — Current Status

-Well positioned in battery/fuel cell sectors of alternative energy space

-Lithium-ion battery for potentially huge U.S. Hybrid Electric Vehicle market

-High-temp/modular fuel cells for growing portable & auxiliary power markets

-Strong intellectual property portfolio
-Proven, credible team – technical, operational, financial, senior management
-Commercialization of products is number one priority
-Well positioned to capture market share – right market, right place, right time
-Plan to improve common stock liquidity
-Planning future move to major stock exchange

SLIDE — Strong Ener1 Inc. Team

-Charles Gassenheimer, Chairman and Director of Ener1, Inc.

-10 years portfolio management experience in the public technology and health care arena combined with turnaround management experience

-Marshall Cogan, Director of Ener1, Inc. (Strategic Advisor to Ener1 Group)

-Built the mega-successes United Auto Group, Sheller Globe and Foamex International

-Ronald Stewart, Interim CEO & General Counsel of Ener1, Inc.

-30 years of business, legal experience, emphasis on developing technology companies

-Gerard Herlihy, Chief Financial Officer of Ener1, Inc.

-30+ years financial, operations, senior management experience in manufacturing companies, including automotive

-Ulrik Grape, Executive VP, President of EnerDel

-20+ years of senior and marketing management experience, including 10 years building a major lithium-ion battery supplier

-Rex Hodge, Executive VP, President of EnerFuel

-10+ years building, managing fuel cell company; extensive engineering, operations experience

SLIDE — EnerDel

-Focus on rapidly emerging U.S. HEV market
-Innovative materials & design for high power
-Automated, low-labor cost manufacturing

-More power/energy, less space/weight

-Key advantages in HEV market

-Management/engineering team

-Been there “before”

-Built Li-ion battery businesses

-Strategic partners with auto/industry contacts:

-ITOCHU – worldwide presence;

-Technology commercialization

-Relationships with equipment/material suppliers & customers

-Delphi Corp., U.S.-based auto parts supplier

-$30B in sales

-Customer contacts built up over decades

SLIDE — EnerDel

-U.S.-based, automated production for U.S. customers

-Engineering & marketing interaction benefits – proximity to customers

-Diversification of battery supply for U.S. HEV manufacturing operations

-Convenience & freight cost benefits to OEM customers in the U.S.

SLIDE — HEV Market Grows, Turns to Li-ion

-Auto manufacturers heavily committed to producing HEV models:

-Toyota Prius & Camry, Lexus RX400h SUV & GS450h, Honda Civic & Accord, Ford Escape among many others

-List of manufacturers & models growing quickly

-HEV share of market will grow substantially through 2010-2015

-Li-ion will replace nickel metal hydride (NiMH) due to major power/size advantages – has occurred in portable electronics market

SLIDE — EnerDel Meets HEV Needs

-EnerDel’s Li-ion battery technology:

-High power

-Long life – 8+ years

-Safety

-High efficiency of heat dissipation

-Mechanical strength

-Easy battery connections

-EnerDel’s manufacturing technology:

-Material selection & use

-Key to power, safety, cost, temperature performance

-Cell design for fast, automated production

-Coating technology & know-how

-Key to maintaining high rate of technology advantage

-Fully automated production

-Key to lower costs and high reliability and quality product

SLIDE — EnerDel vs. Competitors

	U.S. Competitors	EnerDel	EnerDel Advantages

Cathode	Nickel Oxide or Olivine (LiNiXCoXO or LiFePO4)	Manganese Spinel (LiMn2O4)	+ Power + Safety + Lower cost

Anode	Graphite	Confidential	+ Safety + Long life

Design	Wound	Stack	+ Power + Safety + Long life (heat distribution)

Cell size	Medium (5-10Ah) or Small (3Ah)	Medium (5-10Ah)	N/A

-Japanese & Korean battery producers potentially a competitive threat

-EnerDel can address by U.S. location of manufacturing, leading technology

Chinese battery manufacturers not viewed as major threat

-Manual/semi-automatic production processes (quality and reliability concerns)

-Transportation issues

SLIDE — EnerDel Strategy

-Target and pursue potential customers who are/will be major HEV makers:
Ford
Toyota
General Motors
Nissan
Daimler-Chrysler
Honda

-Leverage existing strategic alliances, form new ones:

-ITOCHU

• Delphi
- Industry consortiums and national government laboratories
-Continue to work with national labs on HEV initiatives to stay at leading edge of breakthroughs for materials and other advances in Li-ion technology
-Offset development costs and validate technology through government work
-Pursue other niche markets (military, asset tracking, others) at same time

SLIDE — Upcoming Milestones

-Purchase order from federal group for HEV related project

-Negotiations in progress

-Sign development contract with defense agency
-Negotiations in progress
-Sampling selected target customers in HEV automotive segment
-Federal and state public financing by Q1 2007
-HEV battery development contract with major automotive OEM by Q1 2007
-Financing from a strategic partner by Q2 2007
-Order from major automotive HEV OEM with U.S. manufacturing by Q3 2007
-IPO in Q4 2007
-Commencement of volume manufacturing

SLIDE — EnerFuel Overview

-Fully restructured, focused commercialization plan
-Proven team

-New President fuel cell company builder, industry expert

-Engineering team experienced in all aspects of fuel cells

-Formerly with leading fuel cell company

-Developing next generation high-temp fuel cells

-Designed to solve industry need for reduced            cost/complexity/size

-Planned high temperature fuel stack deployment by 2008

-New modular fuel cell concept

-Solves PEM (proton exchange membrane) fuel cell reliability issues

-Overall fuel cell market poised for growth surge (Source: Global Information, Inc.)

-$375 million in 2005

-$2.5 billion in 2009

-$13.5 billion in 2014

SLIDE — Planned Products and Services

-Focus on fuel cell stack technology to enable rapid, stepped commercialization of a sequence of products that build on each other
-Diversity of planned product lines to reduce market risks

Chart:
2006 Engineering and Testing Services
2006 Government Contracts and Grants
2007 System Components (Humidifier, test Fixture, Air Comp.)
2007 Modular Cell and Integrated Products (Sensors)
2008 FC System & Integrated Prodcuts
2009 High temp. MEA

SLIDE — Technical Resources

-Expertise in all majors areas of fuel cell technology:

-Proton exchange membrane fuel cell (PEMFC)

-Membrane electrode assembly (MEA)

-Fuel cell stack design

-Fuel cell system integration

-Fuel cell system controls development

-Reformat gas processing

-Fuel processing

-Fuel cell failure analysis and mechanisms

-Vesna Stanic, PhD, Senior Research Scientist

-Principal Investigator for NASA “MEA (membrane electrode assembly) Life Testing” Program

-Well-equipped fuel cell development facility

SLIDE — Near-term Target Markets

-Remote sensors

-Video cameras

-Weather instrumentation

-Tsunami

-Earthquake detection

-Backup power supply

-Fuel infrastructure less important as fuel only consumed during power failures

-Insurance vs. source of electricity – large growth market

-High demand in tech-driven and reliability-oriented services

-High demand in nations with limited and unreliable power grids

-Fuel cells outperform batteries on energy storage and internal combustion engine on noise, fumes and reliability

SLIDE — Early Successes – FHI Contract

-Florida Hydrogen Initiative contract (FHI)

-Funded by the DOE

-Validates EnerFuel engineering and fuel cell system capabilities

-Award notification last year – expect contract to be signed early 2006
-Design and implement a 10kW fuel cell system using the chemical energy in waste orange peels to power a highway rest stop
-$550,000 in funding from the State of Florida and U.S. government

-Highly visible project – generating national media exposure for EnerFuel

SLIDE — Competition

-Mainly pure stack or pure membrane companies
-EnerFuel works in both stacks and membranes

-Optimize both in ways competition cannot

-Stack competitors include: Ballard, Plug Power, ReliOn
-Membrane competitors: Gore, Dupont, DeNora, Asahi Glass, PEMEAS
-PEMEAS only company with commercially available high temperature MEAs

-EnerFuel expects its lower cost solution to gain more traction in marketplace

SLIDE — EnerFuel Strategy

-Rapidly moving to commercialization
-Strategic relationships/contracts with DOE, others

-Numerous proposals/pre-proposals submitted for DEO and corporate funding

-Diversified product portfolio to minimize risk

-Basic engineering and testing services to generate immediate revenues and subsidize other product development costs

-Simple and reliable humidifier with competitive qualities as an early product to establish credibility

SLIDE — EnerFuel Strategy

-Planned high temperature proton exchange membrane (PEM) fuel cell

-Uniquely differentiated

-Significant cost advantage due to low cost materials and recycling

-Goal is to eliminate expensive platinum catalyst

-Special emphasis on new fuel cell design – modular fuel cell

-Improves reliability – easier to repair and recycle

-Allows for individual cell testing in production

-Addresses flow distribution and sealing issues

-Enables different stack sizes with same cell design

-Simple, compact, inexpensive design

SLIDE — Stock Market Data

Trading symbol:	ENEI.OB
53-week trading range:	$0.06 - $0.64
Recent price (date):	$0.30
Average daily trading volume (90 days):	50,000
Market cap:	$128 million
Shares outstanding:	426 million

SLIDE — Investment Highlights

-Strong position in major sectors of fast-growing alternative energy market
-Li-ion battery solution for emerging HEV market

-Innovative fuel cell solutions for key market opportunities
-Strong intellectual property portfolio
-New/seasoned team – technical, operational, financial , senior management
-Financial resources and support
-Solid partner relationships – i.e. ITOCHU
-On track to accelerated commercialization of technologies

SLIDE — Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995 conveying management’s expectations as to the future based on plans, estimates and projections at the time the statements are made. The forward-looking statements contained in this presentation and that may be made by the presenter involve risks and uncertainties, including, but not necessarily limited to: EnerDel’s ability to succeed as a supplier of batteries to the hybrid electric vehicle and other markets; Ener1’s plans to reduce costs and gain a competitive advantage by consolidating manufacturing operations and implementing automated production processes; charges Ener1 will incur in connection with consolidating manufacturing operations; the degree of competition in the markets for lithium battery, fuel cell and nanotechnology-based products and services, Ener1’s history of operating losses, the lack of operating history for the development stage Ener1 businesses, the need for additional capital, the dependency upon key personnel and other risks detailed in Ener1’s annual report on Form 10-KSB for the year ended December 31, 2005, as well as in its other filings from time to time with the Securities and Exchange Commission. These risks and uncertainties could cause actual results or performance to differ materially from any future results or performance expressed or implied in the forward- looking statements included in this release. Ener1 undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

SLIDE – Ener1 Inc. Energy For The Future

Developer of technologies, products and services for the emerging high-growth alternative energy market

ENEI.OB

April 2006

SLIDE — Corporate Structure

Ener1 (Parent)
EnerDel Lithium batteries 80.5% (ownership)
Fuel cells 100%
Nanotech R&D 100%
Energy Apps EnerStruct 48%

SLIDE — EnerDel vs Other Technologies*

Energy density Power Cycle life Safety Reliability Cost Recyclability Environment	Superior Superior Superior Equal Superior Not least costly Equal Equal